UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 17, 2009
WESTMORELAND COAL COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-11155	23-1128670

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 North Cascade Avenue, 2nd Floor, Colorado Springs, CO	80903

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (719) 442-2600
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Award Agreements under the Amended and Restated 2007 Equity Incentive Plan for Employees and Non-Employee Directors
On June 25, 2009, the Compensation and Benefits Committee of the Board of Directors of Westmoreland Coal Company (the “Company”) adopted amendments to the form of restricted stock agreements for employees for awards under the Company’s 2007 Equity Incentive Plan for Employees and Non-Employee Directors (the “2007 Plan”) and approved a new form of agreement for granting restricted stock units (“RSU”) under the 2007 Plan. The amendments to the restricted stock agreement, which form of agreement is attached hereto as Exhibit 10.1, include minor form changes as well as a change to the definition of retirement for purposes of vesting to define retirement as the recipient having both (1) attained the age of 62 and (2) completed at least twenty years of employment with the Company. These amendments will apply to restricted stock awards granted to employees on a going-forward basis.
The Compensation and Benefits Committee approved a form of restricted stock unit award for employees, which agreement is attached hereto as Exhibit 10.2, for purposes of granting restricted stock unit awards out of the 2007 Plan for purposes of long-term incentive compensation of officers and employees of the Company. Restricted stock unit awards, each of which represents a share of the Company’s common stock, are subject to vesting. At the time of award, the Compensation and Benefits Committee will determine the vesting schedule and any other conditions to receipt of the shares underlying the restricted stock unit.
Restricted Stock Unit Awards
On June 17, 2009, the Compensation and Benefits Committee granted long-term incentive RSU awards pursuant to the Company’s 2007 Plan to a number of Company employees, including executive officers. The table below sets forth the number of RSUs that each of the Company’s named executive officers is eligible to receive as of July 1, 2009 (the “Grant Date”). The RSUs shall vest in accordance with the following vesting schedule: one-third of the total number of RSUs shall vest on the first anniversary of the Grant Date and one-third of the total number of RSUs shall vest at the end of each successive twelve-month period following the first anniversary of the Grant Date, through and including the third anniversary of the Grant Date.

Stock Unit
Name	Awards
Keith Alessi	30,000
Kevin Paprzycki	5,600
John O’Laughlin	8,400
Todd Myers	5,600
Morris W. Kegley	5,600

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description

10.1	Form of Restricted Stock Agreement for employees under the 2007 EIP

10.2	Form of Restricted Stock Unit Agreement for employees under the 2007 EIP

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTMORELAND COAL COMPANY
Date: July 1, 2009	By:	/s/ Morris W. Kegley
Morris W. Kegley, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Restricted Stock Agreement for employees under the 2007 EIP

10.2	Form of Restricted Stock Unit Agreement for employees under the 2007 EIP

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